UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2011

XTRA-GOLD RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-139037	91-1956240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 Bay Street, Suite 301, Toronto, Ontario, Canada	M5H 2V6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(416) 366-4227

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2011, Xtra-Gold Resources Corp. (“Company”) held its 2011 annual and special meeting (“ASM”) of our stockholders in Toronto, Ontario, Canada. At the ASM, our stockholders:

1.	approved the election of Paul Zyla, Richard W. Grayston, Peter C. Minuk, Robert J. Casaceli and James H. Schweitzer as directors of our Company to hold such office for the ensuing year; and

2.	approved our Company’s new 10% rolling stock option plan (“2011 Plan”), as detailed hereunder:

(a) Administration of the 2011 Plan

The 2011 Plan will be administered by the Board or an underlying committee; namely the Compensation Committee. The Compensation Committee shall determine from time to time those of the Company’s officers, directors, key employees and consultants (each an “Eligible Person”) to whom stock options are to be granted, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted, the dates such 2011 Plan options become exercisable, the number of shares subject to each option, the purchase price of such shares and the form of payment of such purchase price.

(b) Shares Subject to Awards

The Company may issue no more than 10% of the issued and outstanding Common Shares in the aggregate from time to time, and a maximum of 5% of the Common Shares may be issued to any one Eligible Person, except consultants, in any 12 month period, unless disinterested stockholder approval is obtained. The maximum number of Common Shares that may be issued to a Consultant under the Stock Option Plan in a 12 month period shall not exceed 2% of the Common Shares outstanding. The number of securities issuable to the Company’s insiders, at any time, under all security-based compensation arrangements, shall not exceed 10% of the issued and outstanding securities and the number of securities issued to insiders, within any one-year period, under all security-based compensation arrangements, shall not exceed 10% of the issued and outstanding securities.

(c) Terms of Exercise

The 2011 Plan provides that the options granted thereunder shall be exercisable from time to time in whole or in part, unless otherwise specified by the Compensation Committee, and provided that no option shall have a term exceeding five years.

(d) Exercise Price

The exercise price shall not be less than the closing price of the Common Shares on the Stock Exchange (as defined in the 2011 Plan), on the trading day immediately preceding the day of the grant of the option.

(e) Option Period

The period during which Options may be exercised shall be determined by the Board in its discretion, to a maximum of 10 years from the date that the Option is granted and the Options shall vest on the date of the grant, except that Options issued to persons employed in Investor Relations Activities must vest in stages over not less than 12 months with no more than one-quarter (1/4) of the Options vesting in any three month period.

(f)	Reduced Option Period due to Termination of Employment or Death

	(i)	Termination of Employment

If a Participant shall:

	(A)	cease to be a director or officer of the Company and any of its Designated Affiliates (and is not or does not continue to be an employee thereof); or

	(B)	cease to be employed by the Company or any of its Designated Affiliates or to provide consulting services to the Company or any of its Designated Affiliates (and is not or does not continue to be a director or officer thereof) for any reason (other than death) or shall receive notice from the Company or any of its Designated Affiliates of the termination of his or her employment or provision of consulting services (collectively, “Termination”) he or she may, but only within 365 days next succeeding such Termination, or for such shorter period of time as may be set forth in the Option Agreement, exercise his or her Options to the extent that he or she was entitled to exercise such Options at the date of such Termination, provided that in no event shall such right extend beyond the Option Period. This section is subject to any agreement with any director or officer of the Company or any of its Designated Affiliates with respect to the rights of such director or officer upon Termination or change in control of the Company.

	(ii)	Death of Participant

In the event of the death of a Participant who is a director or officer of the Company or any of its Designated Affiliates or who is an employee having been continuously in the employ of the Company or any of its Designated Affiliates or who has continuously provided consulting services to the Corporation or any of its Designated Affiliates for one year from and after the date of the granting of his or her Option, the Option theretofore granted to him or her shall be exercisable within the 365 days next succeeding such death and then only:

	(A)	by the person or persons to whom the Participant's rights under the Option shall pass by the Participant's will or the laws of descent and distribution; and

(B)	to the extent that he or she was entitled to exercise the Option at the date of his or her death, provided that in no event shall such right extend beyond the Option Period.

The Option Period may be reduced in the event of termination of employment or death of the Participant as provided for in the 2011 Plan.

(g)	Transferability

The benefits, rights and options accruing to any Optionee in accordance with the terms and conditions of the 2011 Plan shall not be transferable or assignable by an Optionee unless specifically provided herein. During the lifetime of a Participant, all benefits, rights and options shall only be exercised by the Optionee or by his or her guardian or legal representative.

(h)	Amendment, Modification or Termination of the 2011 Plan

Subject the requisite stockholder and regulatory approvals, as more particularly set forth in the 2011 Plan, the Board, or the Compensation Committee of the Board, may from time to time amend or revise the terms of the 2011 Plan or may discontinue the 2011 Plan at any time provided however that no such right may, without the consent of the Optionee, in any manner adversely affect his rights under any Option theretofore granted under the 2011 Plan. Any reduction in the exercise price of Options, if the Optionee is an insider of the Company at the time of the proposed amendment, will require disinterested stockholder approval pursuant to the Policies of the Stock Exchange.

Our 2011 Plan was approved and adopted by our Board on May 12, 2011 and filing of the 2011 Plan was conditionally accepted by the Toronto Stock Exchange, subject to stockholder approval being obtained at the ASM. Our 2011 Plan is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the ASM, our stockholders:

1.	approved amendments to our articles of incorporation (the “Articles”), to state:

(a)	that the capital stock of the Company:

	(i)	shall be issued as fully paid and non-assessable at a fair market value determined by the Board of Directors notwithstanding that recourse can be made against the Board of Directors if shares are issued for less than fair market value;

	(ii)	shall be entitled to voting power.

(b)	that the directors and classes of directors of the Company shall have the same voting rights;

(c)	a prohibition that consideration received by the Company on the issuance of shares shall not be in the form of promissory notes or services to be performed, or any combination thereof.

The certificate of amendment to our Articles is filed as Exhibit 3.1 and incorporated herein by reference.

2.	ratified amendments to our bylaws made by our Board, to state:

	(a)	dissenter rights pursuant to NRS 92A.380(1)(c), whereby any stockholder of any class is entitled to dissent from and obtain payment of the fair market value of his shares in the event of the following corporate actions:

(i) an amendment to the articles of incorporation to add, change or remove any (1) provision restricting or constraining the issue, transfer or ownership of shares of that class; or (2) restriction on the business that may be conducted by the Corporation; or

(ii) the sale, lease or exchange of all or substantially all of the Corporation’s assets

	(b)	that the directors and classes of directors of the Company shall have the same voting rights;

	(c)	that the capital stock of the Company:

(i) shall be issued as fully paid and non-assessable at a fair market value determined by the Board of Directors notwithstanding that recourse can be made against the Board of Directors if shares are issued for less than fair market value;

(ii) shall be entitled to voting power.

	(d)	a prohibition that consideration received by the Company on the issuance of shares shall not be in the form of promissory notes or services to be performed, or any combination thereof; and

	(e)	that a quorum necessary for the transaction of business at a stockholders’ meeting shall be two individuals present in person, each of whom is a stockholder or a proxyholder entitled to vote at a meeting.

Our amended and restated bylaws are filed as Exhibit 3.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The results of each of the proposed resolutions voted on at the ASM are listed below.

PROPOSED RESOLUTION			VOTED	VOTED	WITHHELD	NOT
			FOR	AGAINST		VOTED
1.	to appoint Davidson & Company LLP as auditors for 2011 and authorize the Audit Committee to fix their remuneration		24,083,104	207,168	-	-

2.	to elect the following as directors:		21,257,649	-	1,700	3,030,923
	*	Paul Zyla
	*	Richard W. Grayston
	*	Peter C. Minuk
	*	Robert J. Casaceli
	*	Jim Schweitzer

3.	to approve amendments to our articles of incorporation (1)		21,258,049	-	1,300	3,030,923
4.	to ratify amendments to our bylaws (1)		21,248,049	-	11,300	3,030,923
5.	to approve our new 10% rolling stock option plan (2)		21,078,108	-	181,241	3,030,923

(1)	detailed in item 5.03 above
(2)	detailed in item 5.02 above

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3.1	Certificate of Amendment to the Articles of Incorporation
Exhibit 3.2	Amended and Restated Bylaws
Exhibit 10.1	2011 Plan
Exhibit 99.1	News release issued by the Company dated June 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2011	XTRA-GOLD RESOURCES CORP.
(Registrant)

	/s/	Paul Zyla
	By:	Paul Zyla,
Principal Executive Officer